SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 23, 2005


                             ALAMOSA HOLDINGS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



---------------------------- ---------------------------- ----------------------
          Delaware                    0-32357                     75-2890997
---------------------------- ---------------------------- ----------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)
---------------------------- ---------------------------- ----------------------



                   5225 S. Loop 289, Lubbock, Texas           79424
               -------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On November 7, 2005, Alamosa Holdings, Inc. issued a press release announcing financial information for its 2005 third quarter results ended September 30, 2005. In BW6329 issued Nov. 7, 2005: In tables titled "Computation of Adjusted EBITDA and Reconciliation of Non-GAAP Liquidity Measures" and "Computation of Average Revenue per User
          (ARPU) Computation of Cash Cost per User (CCPU) Computation of Cost per Gross Addition (CPGA)" the column headers were out of order. They should read: "Alamosa Holdings, Inc." "Alamosa (Delaware), Inc." and "AirGate PCS, Inc." (sted "Alamosa (Delaware), Inc." "AirGate PCS, Inc." and "Alamosa Holdings, Inc.").

          The full text of the corrected press release is set forth in Exhibit 99.1.



Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

          Exhibit Number        Description of Exhibit
          --------------        ----------------------
          99.1                  Press release issued November 7, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 23, 2005

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer

                                  EXHIBIT INDEX


99.1 Copy of corrected press release issued by the Company on November 7, 2005.